UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2026

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to the Credit Agreement

On January 26, 2026, Super Micro Computer, Inc, a Delaware corporation (the “Company”) entered into Amendment #1 (the “Amendment”) to the Credit Agreement (as amended and as it may be restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”) dated December 29, 2025 by and among the Company as the lead borrower, the additional borrowers from time to time party thereto, the various financial institutions from time to time party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Amendment and/or the Credit Agreement. The Amendment modifies the Credit Agreement as follows:

Fiscal year date change

The Amendment modifies the Credit Agreement to correct references in the Credit Agreement to the Company’s fiscal year-end date from December 31 to June 30. Additionally, the references to December 31 in the representations made by the Company in the Credit Agreement have been corrected to June 30.

Initial Applicable Margin rate change

The Amendment further modifies the Credit Agreement by decreasing the initial Applicable Margin rate that is applicable to any Loans for the period immediately following the Closing Date through the third Business Day following the delivery of a Compliance Certificate for the first full Fiscal Quarter ending after the Closing Date from Pricing Level III (1.75% per annum for Term Benchmark Loans and 0.75% per annum for Base Rate Loans) to Pricing Level I (1.25% per annum for Term Benchmark Loans and 0.25% per annum for Base Rate Loans) for the period immediately following the Closing Date through the third Business Day following the delivery of a compliance certificate for the first fiscal quarter ending after the Closing Date.

Other than as modified pursuant to the Amendment, the Credit Agreement remains in full force and effect. The foregoing descriptions of the Amendment and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to, respectively, the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference, and of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by the Company on January 2, 2026 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to the Credit Agreement, dated as of January 26, 2026, by and among Super Micro Computer, Inc. and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: January 29, 2026	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)